SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

(Amendment No. )

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Definitive Information Statement

SMTP, Inc.

(Name of Registrant as Specified in its Charter)

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INFORMATION STATEMENT

SMTP, INC.

April 30, 2013

Dear Fellow Stockholder:

The 2013 Annual Meeting of Stockholders of SMTP, Inc. will be held at 10:00 a.m., Eastern Daylight Time, on Wednesday, May 30, 2013, at the offices of SMTP, Inc., 1810 E. Sahara Ave. Suite 111, Las Vegas, NV 89104. The attached notice of Annual Meeting and Information Statement describes the items currently anticipated to be acted upon by the stockholders at the Annual Meeting. Please note that we are not asking you for a proxy and you are requested not to send us a proxy.

One of the purposes of the Information Statement is to give you important information regarding SMTP’s Board of Directors and executive management. We urge you to read the Information Statement carefully.

Sincerely,

/s/ Semyon Dukach

Semyon Dukach,

Chair of the Board of Directors

Las Vegas, NV

SMTP, INC.
1810 E. Sahara Ave. Suite 111
Las Vegas, NV 89104

NOTICE OF ANNUAL MEETING

Dear Stockholder:

You are cordially invited to attend the 2013 Annual Meeting of Stockholders of SMTP, Inc. to be held at 10:00 a.m., Eastern Daylight Time, on Thursday, May 30, 2013, at the offices of SMTP, Inc., 1810 E. Sahara Ave. Suite 111, Las Vegas, NV 89104.

This Information Statement is being delivered in connection with the following matters:

1.

To elect three (3) Directors to the Board of Directors to serve until the 2014 Annual Meeting of Stockholders or until their successors have been duly elected or appointed and qualified;

2.

To ratify the appointment McConnell & Jones, LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013; and

3.

To consider and take action upon such other business as may properly come before the Annual Meeting or any adjournments thereof.

Semyon Dukach, our chief executive officer, who holds approximately 89.44% of our outstanding Common Stock as of April 26, 2013 (the “Record Date”), has indicated that he intends to vote in favor of electing the proposed slate of directors and ratifying the appointment of SMTP’s independent registered public accounting firm. Therefore, the proposals will be assured of receiving the required vote and will be approved at the Annual Meeting and will become effective immediately following the Annual Meeting.

By Order of the Board of Directors,

/s/ Semyon Dukach

Semyon Dukach

Chair of the Board of Directors

Date: April 30, 2013

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY.

SMTP, INC.
1810 E. Sahara Ave. Suite 111
Las Vegas, NV 89104

INFORMATION STATEMENT FOR THE 2013 ANNUAL MEETING
OF STOCKHOLDERS TO BE HELD MAY 30, 2013

General

This Information Statement is being distributed in connection with the 2013 Annual Meeting of Stockholders (the “Annual Meeting”) of SMTP, Inc., a Delaware corporation (“Company,” “we”, “our”, “us” or other words of similar import), to be held at our offices located at 1810 E. Sahara Ave. Suite 111, Las Vegas, NV 89104 on May 30, 2013, at 10:00 a.m., Pacific Daylight Time.

This Information Statement includes information relating to the proposals to be voted on at the Annual Meeting, the voting process, compensation of directors and our most highly paid officers, and other required information.

This Information Statement is being furnished to our stockholders for informational purposes only, and we will bear all of the costs of the preparation and dissemination of this Information Statement. Each person who is receiving this Information Statement also is receiving a copy of our Annual Report on Form 10-K for the year ended December 31, 2012. We intend to commence distribution of this Information Statement, together with the notice and any accompanying materials, on or about April 30, 2013.

Our Board of Directors has approved, and has recommended that the stockholders approve, the following proposals (collectively, the “Proposals”):

1.

The election of the slate of three (3) directors proposed by our board of directors to serve until the next annual meeting of stockholders and until their respective successors are chosen and qualified;

2.

The ratification of the selection of McConnell & Jones, LLP as our Company’s independent registered public accounting firm to audit the accounts of the Company for the fiscal year ending December 31, 2013; and

3.

Such other business as may properly come before the Annual Meeting or any postponements or adjournments thereof.

Important Notice Regarding the Availability of Information Statement Materials for the Annual Meeting of Stockholders to be Held on May 30, 2013.

1.

This Information Statement and our Annual Report on Form 10-K for the year ended December 31, 2012 is available on the U.S. Securities and Exchange Commission’s Web site (http://www.sec.gov) that contains reports, proxy, and information statements and other information regarding our Company.

2.

The following materials are available on the Company-Investor Relations page of the Company’s website (http://www.smtp.com):

a.

Notice of Annual Meeting

b.

Information Statement

c.

Annual Report on Form 10-K

3.

If you do not have access to the Internet or have not received a copy of our Annual Report, you may request a copy of it or any exhibits thereto without charge by writing to our Corporate Secretary, at SMTP, Inc., 1810 E. Sahara Ave. Suite 111, Las Vegas, NV 89104.

4.

If you wish to attend the Annual Meeting and need directions, please contact us at 877-705-9362 ext. 101.

Voting

The Board of Directors has selected the close of business on April 26, 2013 (the “Record Date”) as the time for determining the holders of record of our Common Stock, par value $0.001 per share (the “Common Stock”), entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof. Shares of Common Stock outstanding on the record date are the only securities that entitle holders to vote at the Annual Meeting or any adjournment or postponement thereof. Each share of Common Stock is entitled to one vote per share on all matters to be presented at the Annual Meeting.

Our Chairman of the Board, Semyon Dukach (the “Consenting Stockholder”) owns a total of 13,286,063 shares, or approximately 89.44% of our total voting power. Because the Consenting Stockholder has indicated that he will vote in favor of all of the Proposals and because the Consenting Stockholder controls more than a majority of the voting power, the Proposals are assured of receiving the required vote and being adopted and, thus, we are not soliciting any proxies from holders of the Common Stock.

Stockholders attending the Annual Meeting are welcome to vote at the Annual Meeting and may address any matters that may properly come before the Annual Meeting.

How Many Shares of SMTP Common Stock Were Outstanding as of the Record Date?

As of the record date, 14,854,498 shares of our Common Stock were issued and outstanding. Each share owned entitles the holder to one vote for each share so held. A list of our Stockholders entitled to vote is available at our executive offices at 1810 E. Sahara Ave. Suite 111, Las Vegas, NV 89104. The telephone number of our executive offices is 877-705-9362 ext. 101.

How Many Shares Are Needed to Constitute a Quorum at the Meeting?

The presence, in person or by proxy, of stockholders holding at least a majority of the voting power are necessary to constitute a quorum at the Annual Meeting. However, the stockholders present at the Annual Meeting may adjourn the Annual Meeting despite the absence of a quorum.

What Vote is Required to Approve the Proposals?

A plurality of the votes cast is required to elect directors. For all of the other Proposals, the affirmative vote of the holders of a majority of the voting power of the shares present or represented by proxy is required to approve the other Proposals. Abstentions will have the same effect as votes against the Proposals, although abstentions will count toward the presence of a quorum.

Why Isn’t SMTP Required to Solicit Proxies for the Proposals?

As indicated above, the Consenting Stockholder has indicated he will vote in favor of the Proposals, thereby ensuring that such Proposals will be adopted. Therefore, the solicitation of proxies is not necessary and, in order to eliminate the costs and management time involved, our Board of Directors has decided not to solicit proxies.

When Will Each Proposal Become Effective?

The Proposals will be effective immediately following the completion of the Annual Meeting, which is at least 20 days after the mailing of this Information Statement. We are mailing this Statement on or about April 30, 2013 and will hold our Annual Meeting on May 30, 2013.

How Can Stockholders Participate in the Meeting?

Each stockholder of record as of the record date can participate in the Annual Meeting personally or through another person or persons designated to act for such stockholder by proxy.

How Will Our Stockholders Know When the Proposals are Effective?

Those stockholders that attend the Annual Meeting will be notified then of the effectiveness of the Proposals. In addition, we intend to publish the final results in a current report on Form 8-K within four business days after the end of the Annual Meeting.

How many copies of this Information Statement will I receive if I share my mailing address with another security holder?

Unless we have been instructed otherwise, we are delivering only one Information Statement and Annual Report on Form 10-K to multiple security holders sharing the same address. This is commonly referred to as “householding.” We will however, deliver promptly a separate copy of this Information Statement and Annual Report on Form 10-K to a security holder at a shared address to which a single copy of this Information Statement and Annual Report on Form 10-K was delivered, on written or oral request. Requests for copies of the

Information Statement and Annual Report on Form 10-K or requests to cease householding in the future should be directed to SMTP, Inc., 1810 E. Sahara Ave. Suite 111, Las Vegas, NV 89104. Telephone 877-705-9362 ext. 101. If you share an address with another stockholder and wish to receive a single copy of an Information Statement and Annual Report on Form 10-K, instead of multiple copies, you may direct this request to us at the address or telephone number listed above. Stockholders who hold shares in “street name” may contact their brokerage firm, bank, broker-dealer or other similar organization to request information about householding.

How can I obtain additional Information Statement Materials or other Company materials?

Copies of the Company’s SEC filings are available under the Company-Investor Relations page of the Company’s website at www.smtp.com. Any stockholder desiring additional Information Statement materials, a copy of any other document incorporated by reference in this Information Statement, or a copy of the Company’s bylaws should contact the Company’s Secretary. Requests should be directed to SMTP, Inc., 1810 E. Sahara Ave. Suite 111, Las Vegas, NV 89104. Telephone 877-705-9362 ext. 101.

Do I have dissenters’ rights of appraisal?

Under Delaware General Corporation Law, stockholders are not entitled to appraisal rights with respect to any of the items proposed to be voted upon at the Annual Meeting.

Where can I find general information about the Company?

General information about us can be found on our website at www.smtp.com.  The information on our website is for informational purposes only and should not be relied upon for investment purposes. The information on our website is not incorporated by reference into this Information Statement and should not be considered part of this or any other report that we file with the Securities and Exchange Commission (“SEC”). We make available free of charge, either by direct access on our website or a link to the SEC’s website, our Annual Report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as soon as reasonably practicable after such reports are electronically filed with, or furnished to, the SEC. Our reports filed with, or furnished to, the SEC are also available directly at the SEC’s website at www.sec.gov.

Who Will Pay for the Costs Associated with this Information Statement?

We will pay all costs associated with distributing this Information Statement, including the costs of printing and mailing.

No additional action is required by you in connection with the Proposals. However, Section 14(c) of the Securities Exchange Act of 1934 requires the mailing to our stockholders of the information set forth in this Information Statement at least twenty (20) days prior to the earliest date on which the corporate action may be taken.

INFORMATION REGARDING DIRECTORS, EXECUTIVE

OFFICERS AND CORPORATE GOVERNANCE

Board of Directors

Our bylaws provide that the number of directors under our bylaws is determined by resolution of the Board of Directors. Our Board of Directors currently consists of three directors. Each director is elected to serve until the next annual meeting of stockholders and until the election and qualification of his or her successor or his or her earlier resignation or removal.

The names of our directors, including the three nominees to be elected at the Annual Meeting, and certain information about each of them are set forth below.

Identity and Business Experience of Directors

			Year First
			Elected
Name	Age	Biographical Information	Director

Semyon Dukach	44

Semyon Dukach has been chair of the board of directors since October 2002. Mr. Dukach was our chief executive officer from October 2002 until June 13, 2012 and our principal executive officer, principal accounting officer and secretary from October 2002 to March 5, 2013. Mr. Dukach is also a board member of Global Cycle Solutions, Inc. and Terrafugia, Inc. Previously, Mr. Dukach founded GottaFlirt, Inc., Vert, Inc. and Fast Engines, Inc. He was a Senior Vice President at Adero, Inc. after it acquired Fast Engines, Inc. from him in 2000 and he was also a Senior Vice President at North American Media Engines from 1995 to 1997. Mr. Dukach received his undergraduate degree from Columbia University in Computer Science and his Masters degree from MIT, where he authored the Simple Network Payment Protocol, which was one of the earliest ways to transfer money on the Internet. While at MIT, Mr. Dukach published early research on electronic commerce in 1992 and on virtual worlds in 1989. While attending MIT, Mr. Dukach was a member of the MIT Blackjack Team which successfully used card counting techniques to beat casinos at blackjack. Mr. Dukachs’ qualifications to serve on our board of directors include his knowledge of our Company and the email services industry and his years of leadership at our company.

			2002
Vadim Yasinovsky	53	Vadim Yasinovsky has been a director since July 2010. Mr. Yasinovsky is CEO of PDFFiller.com. Previously, he was Chief Technology Officer at FurnitureFan.com, an owner at ClearWeb.com and President and CEO of Clear Software, Inc. which was sold to SPSS, Inc. Mr. Yasinovskys’ qualifications to serve on our board of directors include his knowledge of software design and development, strategic technology evaluation and technology innovation.	2010

John (Rens) Troost	45

John (Rens) Troost has been a director since July 2010. Mr. Troost is a partner and Chief Executive Officer at Virtual Clarity. Previously, he was the Executive Director, Head of Platform Design and Core Technology Architecture at UBS, AG, managing partner at Surgam Technology Partners, Chief Technology Officer at NAME, Inc., Manager of Systems and Network Engineering at Moor Capital Management and Senior Systems Administrator at Lehman Brothers. Mr. Troost is a contributor to the development of the original standards for email attachments (MIME standard RFC). Mr. Troost has a degree from Columbia University.  Mr. Troosts’ qualifications to serve on our board of directors include his knowledge of email service technology, technology design and architecture and systems administration.

2010

Transactions with Related Persons

None.

Policies and Procedures for Related-Party Transactions

Our Company does not have any formal written policies or procedures for related party transactions, however in practice, our board of directors reviews and approves all related party transactions and other matters pertaining to the integrity of management, including potential conflicts of interest, trading in our securities, or adherence to standards of business conduct.

Corporate Governance

Code of Ethics

Our Company has a Code of Business Conduct and Ethics that applies to all of the Company’s employees, including its principal executive officer, principal accounting officer, and our board of directors. A copy of this Code is available for review on the Company-Investor Relations page of the Company’s website www.smtp.com. Requests for a copy of the Code of Business Conduct and Ethics should be directed to the Corporate Secretary, c/o SMTP, Inc., 1810 E. Sahara Ave. Suite 111, Las Vegas, NV 89104. The Company intends to disclose any changes in or waivers from its Code of Business Conduct and Ethics by posting such information on its website or by filing a Form 8-K.

Audit Committee

We do not have a separately designated standing audit committee in place. Our full Board of Directors currently serves in that capacity. This is due to the small number of executive officers involved with our Company, and the fact that we operate with few employees. Our Board of Directors will continue to evaluate, from time to time, whether a separately designated standing audit committee should be put in place. We do not have an audit committee charter.

Our audit committee has reviewed and discussed the audited financial statements with management and has discussed with its independent auditors the matters required to be discussed by the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380),1 as adopted by the Public Company Accounting Oversight Board in Rule 3200T.  The audit committee has received the written disclosures and the letter from its independent accountant required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence, and has discussed with its independent accountant its independent accountant’s independence. Based on the review and discussions described above, the audit committee recommended that the audited financial statements be included in our Annual Report on Form 10-K for the last fiscal year for filing with the Securities and Exchange Commission.

Our Board of Directors is comprised of Semyon Dukach, Vadim Yasinovsky and John (Rens) Troost. Our Company does not presently have an audit committee financial expert as that term is defined by the rules promulgated by the Securities and Exchange Commission. This is due to the small number of executive officers involved with our Company, and the fact that we operate with few employees.

Compensation Committee

Our Board of Directors does not have a standing compensation committee or committee performing similar functions. This is due to the small number of executive officers involved with our Company, and the fact that we operate with few employees. The independent members of our board of directors currently participate in the consideration of executive officer and director compensation. We do not have a compensation committee charter. The independent members of our Board of Directors are responsible for reviewing, recommending and approving our compensation policies and benefits, including the compensation of all of our executive officers and directors. Our full Board of Directors has the principal responsibility for the administration of our employee stock plan. Our Board of Directors will continue to evaluate, from time to time, whether it should appoint a standing compensation committee.

Executive officers who are also directors participate in determining or recommending the amount or form of executive and director compensation, but the ultimate determination of executive compensation is determined by the independent directors. Neither the board nor management utilizes compensation consultants in determining or recommending the amount or form of executive and director compensation.

Nominating Committee

Our Board of Directors does not have a nominating committee. This is due to the nominal size of our Board of Directors. Instead of having such a committee, our Board of Directors historically has searched for and evaluated qualified individuals to become nominees for membership on our Board of Directors. The directors recommend candidates for nomination for election or reelection for each annual meeting of stockholders and, as necessary, to fill vacancies and newly created directorships.  We do not have a nominating committee charter.

All of our director nominees have expressed their willingness to continue to serve as our directors. When new candidates for our Board of Directors are sought, all of our directors evaluate each candidate for nomination as director within the context of the needs and the composition of the board as a whole. The Board of Directors conducts any appropriate and necessary inquiries into the backgrounds and qualifications of candidates. When evaluating director nominees, our Board of Directors generally seeks to identify individuals with diverse, yet complementary backgrounds. Our directors consider both the personal characteristics and experience of director nominees, including each nominee’s independence, diversity, age, skills, expertise, time availability and industry background in the context of the needs of the Board of Directors and the Company. The Board of Directors believes that director nominees should exhibit proven leadership capabilities and experience at a high level of responsibility within their chosen fields, and have the experience and ability to analyze business and/or scientific issues facing our Company. In addition to business expertise, the Board of Directors requires that director nominees have the highest personal and professional ethics, integrity and values and, above all, are committed to representing the long-term interests of our stockholders and other stakeholders. To date, all new candidates have been identified and recommended by members of our Board of Directors, including management and non-management directors, our principal executive officer, and other executive officers, and we have not paid any fee to a third party to assist in the process of identifying or evaluating director candidates.

Our directors will consider candidates for nomination as director who are recommended by a stockholder and will not evaluate any candidate for nomination for director differently because the candidate was recommended by a stockholder. To date, we have not received or rejected any suggestions for a director candidate recommended by any stockholder or group of stockholders owning more than 5% of our common stock.

When submitting candidates for nomination to be elected at our annual meeting of stockholders, stockholders should follow the following notice procedures and comply with applicable provisions of our bylaws. To consider a candidate recommended by a stockholder for nomination at the 2014 Annual Meeting of Stockholders, the recommendation must be delivered or mailed to and received by our Secretary within the time periods discussed elsewhere in this Information Statement under the heading “Stockholder Proposals for 2014 Annual Meeting.” The recommendation must include the information specified in our bylaws for stockholder nominees to be considered at an annual meeting, along with the following:

•

The stockholder’s name and address and the beneficial owner, if any, on whose behalf the nomination is proposed;

•

The stockholder’s reason for making the nomination at the annual meeting, and the signed consent of the nominee to serve if elected;

•

The number of shares owned by, and any material interest of, the record owner and the beneficial owner, if any, on whose behalf the record owner is proposing the nominee;

•

A description of any arrangements or understandings between the stockholder, the nominee and any other person regarding the nomination; and

•

Information regarding the nominee that would be required to be included in our Proxy Statement by the rules of the Securities and Exchange Commission, including the nominee’s age, business experience for the past five years and any other directorships held by the nominee.

The information listed above is not a complete list of requisite information. The secretary will forward any timely recommendations containing the required information to our independent directors for consideration.

Director Independence

Although we are currently quoted on the Over-the-Counter Markets, our Board has reviewed each of the directors’ relationships with the Company in conjunction with Section 121 of the listing standards of the NYSE Amex and has affirmatively determined that two of our directors, Vadim Yasinovsky and John (Rens) Troost, are independent directors in that they are independent of management and free of any relationship that would interfere with their independent judgment as members of our Board of Directors. The one member of our Board of Directors who is not independent is Semyon Dukach. Mark S. Dailey and Brad Harkavy, who resigned from our Board of Directors on April 1, 2013, but who served as members of our Board of Directors during 2012, were also deemed to be independent directors during their tenure.

Board Leadership Structure

Our bylaws provide the Board of Directors with flexibility to combine or separate the positions of Chair of the Board of Directors and Principal Executive Officer in accordance with its determination that utilizing one or the other structure is in the best interests of our Company. Our current structure is that of separate Principal Executive Officer and Chair of the Board of Directors.  Maksym Ilin serves as our Principal Executive Officer and is responsible for the day-to-day operation of our Company.  Semyon Dukach serves as our Chair of the Board of Directors.  Mr. Dukach is not an independent director. Mr. Dukach is responsible for performing a variety of functions related to our corporate leadership and governance, including steering the direction of the Company, coordinating board activities, setting relevant items on the agenda and ensuring adequate communication between the Board of Directors and management, which he does in conjunction with the independent directors. Our Board of Directors has determined that maintaining the independence of a majority of our directors helps maintain its independent oversight of management.

Risk Oversight

The Board of Directors is actively involved in the oversight of risks, including strategic, operational and other risks, which could affect our business. The Board of Directors does not have a standing risk management committee, but administers this oversight function directly through the Board of Directors as a whole, which oversee risks relevant to their respective functions. The Board of Directors considers strategic risks and opportunities and administers its respective risk oversight function by evaluating management’s monitoring, assessment and management of risks, including steps taken to limit our exposure to known risks, through regular interaction with our senior management and in board and committee deliberations that are closed to members of management. The interaction with management occurs not only at formal board and committee meetings but also through periodic and other written and oral communications.

Stockholder Communications with the Board

Stockholders who desire to communicate with the board, or a specific director, may do so by sending the communication addressed to either the Board of Directors or any director, c/o SMTP, Inc., 1810 E. Sahara Ave. Suite 111, Las Vegas, NV 89104. These communications will be delivered directly to the board, or any individual director, as specified.

Board Meetings and Committees; Annual Meeting Attendance

During 2012, there were four meetings of the Board of Directors. Each current director attended at least 75% of the total number of meetings of the Board held in 2012. The Board of Directors acted at various times by unanimous written consent, as authorized by our bylaws and the Delaware General Corporation Law.

Our Company has no policy with regard to Board members' attendance at our annual meetings of security holders. The number of board members who attended our 2012 annual meeting was one.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires that our executive officers and directors, and persons who own more than ten percent of a registered class of our equity securities, file reports of ownership and changes in ownership with the SEC.  Executive officers, directors and greater-than-ten percent stockholders are required by SEC regulations to furnish us with all Section 16(a) forms they file.  To the best of our knowledge, based solely upon a review of Forms 3 and 4 and amendments thereto furnished to our Company during its most recent fiscal year and Forms 5 and amendments thereto furnished to our Company with respect to its most recent fiscal year, and any written representation referred to in paragraph (b)(1) of Item 405 of Regulation S-K, all of our executive officers, directors and greater-than-ten percent stockholders complied with all Section 16(a) filing requirements other than Mr. Semyon Dukach who did not timely file a Form 4 to report one transaction and Mark Dailey who did not timely file his Form 3.

Executive Officers

Identity of Executive Officers and Significant Employees

Name	Age	Position and Experience

Semyon Dukach	44	Chair of the Board Mr. Dukach’s business experience is described above under the caption “Identity and Business Experience of Directors.”
Maksym Ilin	29

President (Principal Executive Officer); Vice President-Operations and Customer Service

Mr. Ilin has served as our President and Vice President-Operations and Customer Service since March 5, 2013. Prior to that time, since 2008 Mr. Ilin served as our Director of Customer Service. From 2007 to 2008, Mr. Ilin worked at Astratelecom LLC, an internet service provider located in the Ukraine where he served as the Head of the Technical Department and Support.

Ruslan Bondariev	35

Chief Technology Officer; Vice President-Research

Mr. Bondariev has served as our Chief Technology Officer and Vice President-Research since March 5, 2013. Prior to that time, since October 2010 Mr. Bondarev served as our Director of Research and Development. From September 2009 to September 2010, he served as our Lead Developer, and from January 2005 to September 2009, Mr. Bondariev served as our Director of Development.

Alena Chuprakova	29

Comptroller (Principal Financial Officer); Treasurer

Ms. Chuprakova has served as our Comptroller and Treasurer since March 5, 2013. Prior to that time, since March 2012 Ms. Chuprakova served as our controller in a non-executive officer capacity. From November 2009 to March 2012, Ms. Chuprakova served as the assistant to our then chief executive officer, Semyon Dukach. Prior to that time she was enrolled in a short term management program at COGNOS International GmbH, Hamburg, Germany. From September 2007 to September 2008, Ms. Chuprakova served as a Deputy Director at TDI Global, an advertising firm located in Belarus, where she performed management functions.

Executive Compensation

The table below summarizes all compensation awarded to, earned by, or paid to our named executive officers for the fiscal years ended December 31, 2011 and 2010.

		Salary	Bonus	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings	All Other Compensation	Total
Name	Year	($)	($)	($)	($)	($)	($)	($)	($)

Semyon Dukach(1)	2012	29,167	100,000	-0-	-0-	-0-	-0-	-0-	129,167
Chief Executive Officer, Director	2011	100,000	100,000	-0-	-0-	-0-	-0-	-0-	200,000
Richard Harrison(2)	2012	94,751	95,992	-0-	-0- (3)	-0-	-0-	33,333 (4)	224,076
Chief Executive Officer, President and Chief Operating Officer	2011	175,000	59,842	-0-	-0-	-0-	-0-	-0-	234,842

1.

Mr. Dukach served as our Chief Executive Officer during 2011 and resigned that position on June 13, 2012. He continues to serve as our Chair of the Board of Directors. Pursuant to a verbal agreement, as our Chief Executive Officer, Mr. Dukach was paid a salary of $100,000 per year and was entitled to an annual bonus to be determined at the sole discretion of the Board of Directors, reimbursement of reasonable business expenses, vacation and sick days in accordance with our corporate policy and any health benefits we offer employees. Mr. Dukach receives no compensation for serving as our Chair of the Board of Directors and his verbal employment agreement and annual salary of $100,000 per year was terminated on June 13, 2012, except that Mr. Dukach is entitled to reimbursement of reasonable business expenses in accordance with our corporate policy and any health benefits the registrant offers its other employees.

2.

Mr. Harrison served as our President and Chief Operating Officer during 2011 and resigned that position on June 13, 2012 when he was appointed as our Chief Executive Officer. Under the terms of a written agreement, as our President and Chief Operating Officer, Mr. Harrison was paid a salary of $175,000 per year and was entitled to a bonus based upon achieving certain sales milestones, reimbursement of reasonable business expenses, vacation and sick days in accordance with our corporate policy and any health benefits we offer employees. In addition, Mr. Harrison was granted options to purchase 960,000 shares of common stock at $0.25 per share. In exchange for serving as our Chief Executive Officer, pursuant to written agreement, Mr. Harrison received as compensation, among other things, a base salary of $100,000 per year, along with quarterly performance based bonuses. His existing stock option grant continued. On August 15, 2012, Mr. Harrison resigned as our Chief Executive Officer, along with all other positions he held with our Company.

3.

A total of 563,339 of the 960,000 options granted to Mr. Harrison had vested prior to Mr. Harrison resigning as our Chief Executive Officer.

4.

In connection with Mr. Harrison’s resignation as our Chief Executive Officer, Mr. Harrison received as severance $33,333 and the continuation of health insurance benefits for a period of 4 months after his termination.

We grant stock awards and stock options to our executive officers based on their level of experience and contributions to our Company. The aggregate fair value of awards and options are computed in accordance with FASB ASC 718 and are reported in the Summary Compensation Table above in the columns (e) and (f). The assumptions made in the computation may be found in Note 8:  Stock-Based Compensation to our financial statements contained in our latest Form 10-K Annual Report.

At no time during the last fiscal year was any outstanding option otherwise modified or re-priced, and there was no tandem feature, reload feature, or tax-reimbursement feature associated with any of the stock options we granted to our executive officers or otherwise.

The table below summarizes all of the outstanding equity awards for our named executive officers as of December 31, 2012, our latest fiscal year end.

Outstanding Equity Awards At Fiscal Year-End

	Option Awards					Stock Awards
Name	Number of securities underlying unexercised options(#) exercisable	Number of securities underlying unexercised options(#) unexercisable	Equity incentive plan awards: number of securities underlying unexercised unearned options	Option exercise price	Option expiration date	Number of shares or units of stock that have not vested	Market value of shares of units of stock that have not vested	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested	Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested
(a)	(b)	(c)	(#) (d)	($) (e)	(f)	(#) (g)	($) (h)	(#) (i)	($) (j)

Semyon Dukach Chief Executive Officer, Chair of Board of Directors	--	--	--	--	--	--	--	--	--

Richard Harrison(1) President and Chief Operating Officer	563,339	396,661	--	0.25	08/01/20	--	--	--	--

(1)

On August 1, 2010 Mr. Harrison was awarded an option to purchase up to 960,000 shares of common stock at an exercise price of $.25 per share. The options vest over a period of 48 months at the rate of 16,666 per month during the first 24 months, commencing on August 1, 2010, and 23,333 per month during the second 24 months, commencing on August 1, 2012. On August 15, 2012, Mr. Harrison resigned as our Chief Executive Officer, along with all other positions he held with our Company. A total of 563,339 of the 960,000 options granted to Mr. Harrison had vested prior to Mr. Harrison resigning as our Chief Executive Officer.

Compensation of Directors

Set forth below is a summary of the compensation of our directors during our December 31, 2012 fiscal year.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)

Semyon Dukach (1)	--	--	--	--	--	--	--

John (Rens) Troost (2)	$10,000	--	$59,230	--	--	--	--

Vadim Yasinovsky (2)	$10,000	--	$59,230	--	--	--	--

Brad Harkavy (2)	$10,000	--	$59,230	--	--	--	--

Mark S. Dailey (4)	$10,000	--	$59,230	--	--	--	--

(1)

Serves as an executive officer and a director but receives no compensation for serving as a director.

(2)

Represents director fees for this director of $2,500 per quarter paid during 2012. Additionally, on January 23, 2012, this director received an option to purchase up to 80,000 shares of company stock at an exercise price of $1.59 that vests pursuant to the following schedule: Twenty Thousand (20,000) options vested immediately and the remaining options vest in three (3) equal annual installments of Twenty Thousand (20,000) options per year commencing on the 1st day of each one year anniversary of the grant date. All of the options expire on January 22, 2022.

The aggregate fair value of option awards are computed in accordance with FASB ASC 718. The assumptions made in the computation may be found in Note 8:  Stock-Based Compensation to our financial statements contained in our latest Form 10-K Annual Report.

Securities Authorized for Issuance under Equity Compensation Plans

Equity Compensation Plans as of December 31, 2012.

Equity Compensation Plan Information

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders (1)	1,695,250	$1.08	1,844,750
Equity compensation plans not approved by security holders (2)	454,863	$0.98	-0-
Total	2,150,113	$1.06	1,844,750

(1)

Reflects our 2010 Stock Incentive Plan for the benefit of our directors, officers, employees and consultants. We have reserved 2,500,000 shares of common stock for such persons pursuant to that plan.

(2)

Comprised of common stock purchase warrants we issued for services.

Compensation Policies and Practices As They Relate To Our Risk Management

No risks arise from our Company’s compensation policies and practices for our employees that are reasonably likely to have a material adverse effect on our Company.

Voting Securities and Principal Holders Thereof

As of the Record Date, we had outstanding 14,854,498 shares of common stock. Each share of our common stock is entitled to one vote with respect to each matter on which it is entitled to vote. Pursuant to our bylaws and Delaware General Corporation Law, directors will be elected by a plurality of the votes cast in person or by proxy, meaning the five nominees receiving the most votes will be elected as directors. A majority of shares entitled to vote on the subject matter and represented in person or by proxy at a meeting at which a quorum is present is required for all other items. Stockholders are not entitled to cumulative voting with respect to any matter.

The following table sets forth, as of the Record Date, the names, addresses, amount and nature of beneficial ownership and percent of such ownership of each person or group known to our Company to be the beneficial owner of more than five percent (5%) of our common stock:

Security Ownership of Certain Beneficial Owners

Name and Address of Beneficial Owner (1)	Amount and Nature Of Beneficial Ownership(2)	% of Class Owned (3)(4)

Semyon Dukach	13,286,063	89.44%

(1)

In care of our Company at 1810 E. Sahara Ave. Suite 111, Las Vegas, NV 89104.

(2)

To our best knowledge, as of the date hereof, such holders had the sole voting and investment power with respect to the voting securities beneficially owned by them, unless otherwise indicated herein. Includes the person's right to obtain additional shares of common stock within 60 days from the date hereof.

(3)

Based on 14,854,498 shares of common stock outstanding on the Record Date. Does not include shares underlying: (i) options to purchase shares of our common stock under our 2010 Stock Incentive Plan, or (ii) outstanding warrants to purchase shares of our common stock.

(4)

If a person listed on this table has the right to obtain additional shares of common stock within 60 days from the date hereof, the additional shares are deemed to be outstanding for the purpose of computing the percentage of class owned by such person, but are not deemed to be outstanding for the purpose of computing the percentage of any other person.

The following table sets forth, as of the Record Date, the names, addresses, amount and nature of beneficial ownership and percent of such ownership of our common stock of each of our officers and directors, and officers and directors as a group:

Security Ownership of Management

Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership (2)		% of Class Owned (3)(4)

Semyon Dukach, Chair of Board of Directors	13,286,063		89.44%

Maksym Ilin President; Vice President-Operations and Customer Service	25,000	(5)	0.17%

Ruslan Bondariev Chief Technology Officer; Vice President-Research	40,000	(6)	0.27%

Alena Chuprakova Comptroller; Treasurer	10,000	(7)	0.07%

Vadim Yasinovsky Director	62,220	(8)	0.42%

John (Rens) Troost Director	48,000	(9)	0.32%

Directors and Officers as a Group (6 Persons)	13,471,283		90.69%

(1)

In care of our Company at 1810 E. Sahara Ave. Suite 111, Las Vegas, NV 89104.

(2)

To our best knowledge, as of the date hereof, such holders had the sole voting and investment power with respect to the voting securities beneficially owned by them, unless otherwise indicated herein. Includes the person's right to obtain additional shares of common stock within 60 days from the date hereof.

(3)

Based on 14,854,498 shares of common stock outstanding on the Record Date. Does not include shares underlying: (i) options to purchase shares of our common stock under our 2010 Stock Incentive Plan, or (ii) outstanding warrants to purchase shares of our common stock.

(4)

If a person listed on this table has the right to obtain additional shares of common stock within 60 days from the date hereof, the additional shares are deemed to be outstanding for the purpose of computing the percentage of class owned by such person, but are not deemed to be outstanding for the purpose of computing the percentage of any other person.

(5)

Consists of 10,000 shares of common stock held by Mr. Ilin and options held by Mr. Ilin to purchase up to 15,000 shares of common stock exercisable within 60 days from the date hereof.

(6)

Consists of 10,000 shares of common stock held by Mr. Bondariev and options held by Mr. Bondariev to purchase up to 30,000 shares of common stock exercisable within 60 days from the date hereof.

(7)

Consists of 10,000 shares of common stock held by Ms. Chuprakova.

(8)

Consists of 22,220 shares of common stock held by Mr. Yasinovsky and an option held by Mr. Yasinovsky to purchase up to 40,000 shares of common stock exercisable within 60 days from the date hereof.

(9)

Consists of (i) 2,220 shares of common stock held by Mr. Troost; (ii) 8,000 shares of common stock held by Mr. Troost’s spouse; and (iii) an option held by Mr. Troost to purchase up to 40,000 shares of common stock exercisable within 60 days from the date hereof. Mr. Troost disclaims beneficial ownership of the securities held by his spouse.

We are not aware of any arrangements that could result in a change of control.

PROPOSAL ONE

ELECTION OF DIRECTORS

At the Annual Meeting, three directors are to be elected to serve until the next annual meeting of stockholders and until a successor for such director is elected and qualified, or until the death, resignation or removal of such director. There are three nominees, all of whom currently serve on our Board of Directors.

Nominees

Set forth below is information regarding the nominees for election to our Board of Directors:

Name	Position(s) with the Company	Year First Elected Director
Semyon Dukach	Chair of the Board	2002
Vadim Yasinovsky	Director	2010
John (Rens) Troost	Director	2010

Each person nominated has agreed to serve if elected, and our Board of Directors has no reason to believe that any nominee will be unavailable or will decline to serve. In the event, however, that any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the Consenting Stockholder will vote for any nominee who is designated by the current Board of Directors to fill the vacancy.

Vote Required

Directors will be elected by a plurality of the votes cast at the Annual Meeting. For the purposes of election of directors, although abstentions will count toward the presence of a quorum, they will not be counted as votes cast and will have no effect on the result of the vote. Each holder of common stock is entitled to one vote for each share held.

Recommendation of the Board of Directors

The Board of Directors recommends a vote “FOR” the election of all of the above nominees.

PROPOSAL TWO

RATIFICATION OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM FOR 2013

We are asking stockholders to ratify the appointment of McConnell & Jones, LLP to serve as our Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013. McConnell & Jones, LLP was our independent registered public accounting firm for our fiscal year ended December 31, 2012.   Representatives of McConnell & Jones, LLP will not be present at the Annual Meeting.

The aggregate fees billed for professional services by McConnell & Jones, LLP during 2012 and 2011 were as follows:

	2012	2011

Audit Fees	$38,700	$35,200
Audit-Related Fees	-	10,500
Tax Fees	-	-
All Other Fees	-	-
Total	$38,700	$45,700

Audit Fees are the fees billed for the last fiscal year for professional services rendered by McConnell & Jones, LLP for the audit of our annual financial statements

Audit-Related Fees are the aggregate fees billed in the last fiscal year for assurance and related services by McConnell & Jones, LLP that are reasonably related to the performance of the audit or review of our financial statements. The services comprising the fees disclosed under this category are in connection with the Company’s filing of their S-1 Registration Statement and audit of prior years private company financial statements included in such Registration Statement.

Tax Fees. We paid no tax fees to McConnell & Jones, LLP and they rendered no tax services.

All Other Fees are the aggregate fees billed for services provided by McConnell & Jones, LLP, other than the services reported in the above categories. There were none.

Audit Committee Pre-Approval Policies.

The Company’s audit committee currently does not have any pre-approval policies or procedures concerning services performed by McConnell & Jones, LLP. All the services performed by McConnell & Jones, LLP that are described above were pre-approved by the Company’s audit committee.

None of the hours expended on McConnell & Jones, LLP‘s engagement to audit the Company’s financial statements for the years ended December 31, 2012 were attributed to work performed by persons other than McConnell & Jones, LLP’s full-time, permanent employees.

Vote Required

The vote required to ratify the appointment of McConnell & Jones, LLP to serve as our Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013 is the affirmative vote of the holders of a majority of the votes cast at the Annual Meeting.  Each holder of common stock is entitled to one vote for each share held.

Recommendation of the Board of Directors

The Board of Directors recommends that the stockholders vote “FOR” the proposal to ratify the appointment of McConnell & Jones, LLP to serve as our Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013.

STOCKHOLDER PROPOSALS FOR 2014 ANNUAL MEETING

To be considered for inclusion in our Proxy Statement relating to the 2014 Annual Meeting of Stockholders pursuant to Rule 14a-8 of Regulation 14A under the Exchange Act, stockholder proposals must be received no later than December 31, 2013 which is approximately 120 days prior to the date of the first anniversary of the mailing of the Information Statement for our 2013 Stockholders Meeting.  Such proposals should be delivered to our Company at our principal executive offices at 1810 E. Sahara Ave. Suite 111, Las Vegas, NV 89104. To be considered for inclusion in our Proxy Statement relating to the 2014 Annual Meeting of Stockholders outside of Rule 14a-8 of Regulation 14A under the Exchange Act, stockholder proposals must be made in accordance with our bylaws and must be received no later than January 31, 2014, which is approximately 90 days prior to the date of the first anniversary of the mailing of the Information Statement for our 2013 Stockholders Meeting.  Such proposals should be delivered to our Company at our principal executive offices at 1810 E. Sahara Ave. Suite 111, Las Vegas, NV 89104. A copy of the full text of our bylaws is available to stockholders upon written request to our principal executive offices.

OTHER BUSINESS

Neither the Board nor management is aware of any matters to be presented at the Annual Meeting other than those referred to in the Notice of Annual Meeting and this Information Statement.

By Order of the Board of Directors,

/s/ Semyon Dukach

Chair of the Board of Directors

Las Vegas, NV

April 30, 2013